UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21793

Name of Fund:  Enhanced Government Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Enhanced Government Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 06/30/06

Item 1 -   Report to Stockholders


Semi-Annual Report
June 30, 2006


Enhanced Government
Fund, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com



Enhanced Government Fund, Inc. seeks to provide stockholders with current income and gains by investing primarily in a portfolio of U.S. Government securities and U.S. Government Agency securities, including U.S. Government mortgage-backed securities, that pay interest in an attempt to generate current income and by employing a strategy of writing (selling) call options on individual or baskets of U.S. Government or U.S. Government Agency securities or other debt securities held by the Fund in an attempt to generate gains from option premiums.

This report, including the financial information herein, is transmitted to shareholders of Enhanced Government Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Enhanced Government Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.



Enhanced Government Fund, Inc.


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close at the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.



Fundamental Periodic Repurchase Policy


The Board of Directors approved a fundamental policy whereby the Fund has adopted an "interval fund" structure pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the "1940 Act"). As an interval fund, the Fund will make annual repurchase offers at net asset value (less repurchase fee not to exceed 2%) to all Fund shareholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund's Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund's then outstanding shares.

The Fund has adopted the following fundamental policy regarding periodic repurchases:

(a) The Fund will make repurchase offers at periodic intervals pursuant to Rule 23c-3 under the 1940 Act.

(b) The periodic interval between repurchase request deadlines will be approximately 12 months.

(c) The repurchase request deadline for each repurchase offer will be 14 days prior to the second Friday in December, commencing in December 2006; provided, that in the event that such day is not a business day, the repurchase request deadline will be the subsequent business day.

(d) The maximum number of days between a repurchase request deadline and the next repurchase pricing date will be 14 days; provided that if the 14th day after a repurchase request deadline is not a business day, the repurchase pricing date shall be the next business day.

The Board of Directors may place such conditions and limitations on a repurchase offer as may be permitted under Rule 23c-3. Repurchase offers may be suspended or postponed under certain circumstances, as provided in Rule 23c-3.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



ENHANCED GOVERNMENT FUND, INC.                                    JUNE 30, 2006



A Letter From the President


Dear Shareholder

By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager - BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected by the end of third quarter 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs - each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/ BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.


Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


 * $1.047 trillion in assets under management as of June 30, 2006. Data, including assets under management, are as of June 30, 2006.



ENHANCED GOVERNMENT FUND, INC.                                    JUNE 30, 2006



A Discussion With Your Fund's Portfolio Managers


The Fund continued to provide shareholders with an attractive level of monthly income while also outperforming its benchmark on a total return basis in what was a challenging period for fixed income investments.


What is the Fund's investment objective?

The Fund seeks to provide shareholders with current income and gains through investment primarily in a portfolio of U.S. government and U.S. government agency securities - including U.S. government mortgage-backed securities - that pay interest. The Fund also will write (sell) call options on individual securities or baskets of U.S. government and U.S. government agency securities or other debt securities in an attempt to generate gains from option premiums. Under normal market conditions, the Fund will invest at least 80% of the value of its net assets, plus the amount of any outstanding debt securities or borrowings for investment purposes, in U.S. government and U.S. government agency securities. The Fund also may invest up to 20% of its net assets in non-U.S. government debt securities of foreign or domestic issuers. As part of its option strategy, the Fund also may write options on these other debt securities.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended June 30, 2006, the Common Stock of Enhanced Government Fund, Inc. had net annualized yields of 7.62% and 7.95%, based on a period-end per share net asset value of $18.52 and a per share market price of $17.75, respectively, and $.700 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +.33%, based on a change in per share net asset value from $19.18 to $18.52, and assuming reinvestment of all distributions. The Citigroup Government and Mortgage Index returned -.57% for the same period.

It was a challenging period for fixed income investment. The Federal Reserve Board (the Fed), in its continuing effort to stave off inflation, advanced its measured program of monetary tightening. During this period, the Fed increased the federal funds rate four times, bringing the target short-term interest rate from 4.25% to 5.25%. In all, the Fed has raised the federal funds rate 17 times since June 2004, for a total increase of 4.25%. In response to the most recent interest rate hikes, and despite some uncertain rhetoric from new Fed Chairman Ben Bernanke, yields rose all along the curve. After flattening considerably during the course of the Fed's interest rate-hiking campaign, the Treasury yield curve inverted intermittently throughout the past six months, with short-term yields exceeding longer-term yields.

Because bond prices move in the opposite direction of yields, the rising interest rates exerted significant downward price pressure on fixed income securities. Over the semi-annual period, six-month Treasury bill yields rose 87 basis points (.87%) to 5.24% while 10-year yields rose 76 basis points to 5.15%. These yields reflect the inverted shape of the curve at period-end.

Amid these conditions, many fixed income asset classes posted negative returns. The Fund's benchmark, the Citigroup Government and Mortgage Index, was no exception. The Fund, however, was able to post a modest positive total return and provided shareholders with attractive monthly income. This was largely due to our options-writing strategy, which helps to cushion the portfolio from the negative price impact associated with rising interest rates. The Fund sells call options on individual securities or baskets of securities in an effort to generate gains from the premiums that the buyer pays on the options. During the period, most of the options we wrote expired "worthless," allowing us to keep the premium on the underlying security and thereby producing additional return for the portfolio above that offered by the underlying securities. We also saw a slight increase in the level of implied volatility in the market, which is a positive for the Fund. The increased volatility meant we received slightly higher premiums for the options we were selling. This, combined with the bear market, contributed to good relative results. Whereas other inter-mediate-duration fixed income products declined as rates rose, the options-writing strategy helped the Fund to hold steady while also adding incremental yield.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Portfolio's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.



ENHANCED GOVERNMENT FUND, INC.                                    JUNE 30, 2006



What changes were made to the portfolio during the period?

The Fund's distribution yield is derived by combining the income from its underlying securities with the premiums received from the options-writing strategy. As interest rates rose during the six-month period, we wanted to structure the portfolio so that the majority of the yield was being generated by the underlying securities in the portfolio, with supplemental income from the options premiums. We started the period with an options position of about 80%. That reached a high of 94% in January and ended the period at 69%.

To augment yield within our portfolio of underlying securities, we reduced exposure to Treasury issues in favor of agency commercial mortgage-backed securities (CMBS). CMBS generate incremental yield over Treasury securities without the maturity variability of residential mortgages. We also increased our use of the portfolio's non-agency bucket by establishing a position in AAA-rated mortgage-backed securities. We believe this should enhance yield in the portfolio without increasing risk appreciably given the high credit quality of the securities added. We ended the period with roughly a 13% commitment to non-agency securities, and are permitted to invest up to 20%.

We also made what we would term a defensive move on interest rates. Based on our belief that the market was leaning toward a continued rise in rates, we sold some of our holdings of residential mortgages in favor of hybrid adjustable-rate mortgages (ARMs) and collateralized mortgage obligations
(CMOs). The residential mortgage market and the CMO market move in similar directions, but at times the residential market can become rich or cheap relative to the CMO market. Early in the year, we took the opportunity to sell residential mortgages, which were expensive, and bought the cheaper CMOs, believing that residential mortgages would underperform. CMOs are pools of mortgages structured to provide certain cash flow based on the prepayments on the underlying collateral. We purchased both the underlying collateral and the CMOs in order to establish more stable cash flow. Another advantage of hybrid ARMs and CMOs is that they tend to withstand interest rate volatility better than residential mortgages and also outperform as the yield curve steepens. As such, we are beginning to prepare the portfolio for an eventual end to Fed tightening and a re-steepening of the yield curve.

In terms of duration, the Fund's underlying portfolio (excluding the options) remained close to the benchmark duration for much of the period. We use the options-writing strategy as a protection against rising rates, so we tend to maintain a neutral duration rather than using a short or long duration position as an interest rate play.

Finally, we wrote some out-of-the-money options during the period. In the case of out-of-the-money options, the strike price is greater than the price of the underlying security. (The assumption is that the price of the underlying security will rise slightly.) This provided us with some flexibility to participate in any small rally in bond prices.

In all, the Fund continued to provide shareholders with a consistent level of monthly income, at a monthly distribution rate of approximately 7%.


How would you characterize the Fund's position at the close of the period?

The Fed appears to be closing in on the end of its two-year monetary tightening campaign. This may require us to further limit our options-writing strategy if it appears that a bond market rally is imminent. We also may seek some protection against a bull market by buying some longer-dated out-of-the-money call options. While we do not expect such a scenario in the immediate future, we are particularly mindful of the risks within this portfolio.

We continue to look for value in the non-agency area as we further our efforts to increase yield via the underlying securities in the portfolio. This would allow us to write fewer options while maintaining the Fund's attractive distribution yield, as well as potentially reducing overall risk in the portfolio given the inherent risk associated with an options-writing strategy.


Thomas F. Musmanno
Vice President and Portfolio Manager


Frank Viola
Vice President and Portfolio Manager


July 18, 2006



ENHANCED GOVERNMENT FUND, INC.                                    JUNE 30, 2006


Schedule of Investments                                                                                         (in U.S. dollars)
                                                                     Face        Interest          Maturity
Issue                                                               Amount         Rate            Date(s)              Value
Government & Agency Obligations--25.2%

Fannie Mae                                                       $ 5,000,000       2.375%         2/15/2007        $    4,904,480
                                                                   3,500,000       5.25           4/15/2007             3,491,750
                                                                   3,050,000       6.375          6/15/2009             3,125,814
                                                                   2,000,000       6.625          9/15/2009             2,067,696
                                                                   1,375,000       7.25           1/15/2010             1,453,045
                                                                   3,000,000       6.00           5/15/2011             3,064,659

Federal Farm Credit Bank                                           3,500,000       4.55           6/08/2020             3,111,013

Federal Home Loan Bank System                                      1,000,000       4.125          10/19/2007              982,832

Freddie Mac                                                        1,500,000       5.875          3/21/2011             1,511,974
                                                                   1,000,000       6.25           7/15/2032             1,085,590

U.S. Treasury Bonds                                                  789,000       8.125          8/15/2019               998,887
                                                                   1,220,000       8.50           2/15/2020             1,595,531
                                                                   2,500,000       6.25           5/15/2030             2,831,640
                                                                   1,500,000       4.50           2/15/2036             1,344,962

U.S. Treasury Notes                                                8,000,000       6.50           10/15/2006            8,026,248
                                                                  11,500,000       3.625         6/30/2007(e)          11,316,265
                                                                   1,990,000       3.00           2/15/2008             1,922,760
                                                                   4,800,000       8.75           5/15/2020             6,412,123

Total Government & Agency Obligations (Cost--$60,765,205)--25.2%                                                       59,247,269


Government Agency Mortgage-Backed Securities**--58.6%

Fannie Mae Guaranteed Pass-Through Certificates                    9,481,622       4.50      4/01/2020 - 11/01/20       8,962,457
                                                                   1,965,247       4.66           7/01/2010             1,894,647
                                                                   6,620,622       4.681          2/01/2013             6,407,877
                                                                   9,257,028       5.32         10/01/2035 (a)          9,066,846
                                                                  21,513,315       5.50    11/01/2020 - 11/01/2035     20,732,052
                                                                   2,857,899       5.707          2/01/2012             2,901,875
                                                                   2,517,532       6.00           10/01/2035            2,479,832
                                                                   5,679,479       6.60           1/01/2011             5,822,739

Fannie Mae Trust                                   2006-58-DA      2,927,000       5.50           9/25/2025             2,906,382
                                                   2006-37-DB      3,000,000       6.00           4/25/2035             2,964,145

Freddie Mac Mortgage Participation Certificates                    1,121,942       4.50           5/01/2034             1,023,009
                                                                   4,923,337       5.00           5/01/2020             4,740,117
                                                                  15,785,493       5.00           11/01/2035           14,753,555
                                                                   4,807,201       5.01         10/01/2035 (a)          4,679,509
                                                                     706,471       5.50           10/01/2035              679,000
                                                                   2,713,214       6.00           10/01/2035            2,673,049
                                                                   5,734,327       6.50     9/01/2035 - 10/01/2035      5,769,158

Freddie Mac Multiclass Certificates                   2958-MD      5,000,000       5.50           1/15/2031             4,875,193
                                                      3136-PD      1,674,840       6.00           12/15/2034            1,649,088
                                                      3173-PE      3,000,000       6.00           4/15/2035             2,974,219

Ginnie Mae MBS Certificates                                        3,212,508       5.00           11/15/2035            3,041,349
                                                                   3,667,823       5.50           11/15/2035            3,556,815

Ginnie Mae Trust                                   2006-30-IO      9,000,000       0.80         5/16/2046 (g)             526,528
                                                     2006-5-A      3,955,116       4.421          7/16/2029             3,805,051
                                                     2006-3-C     10,000,000       5.235        4/16/2039 (a)           9,308,577
                                                    2005-87-C     10,000,000       5.328        9/16/2034 (a)           9,635,417

Total Government Agency Mortgage-Backed Securities (Cost--$141,581,398)--58.6%                                        137,828,486


ENHANCED GOVERNMENT FUND, INC.                  JUNE 30, 2006


Schedule of Investments (continued)                                                                             (in U.S. dollars)
                                                                     Face        Interest          Maturity
Issue                                                               Amount         Rate            Date(s)              Value
Non-Government Agency Mortgage-Backed Securities**--13.2%

Banc of America Alternative Loan Trust Series 2005-10
Class 1CB3                                                       $ 1,245,000       5.50 %         11/25/2035       $    1,167,806
CS First Boston Mortage Securities Corp. Series 2005-11
Class 6A5                                                          2,130,395       6.00           12/25/2035            2,125,595
CitiMortgage Alternative Loan Trust Series 2006-A2 Class A2        2,478,600       6.00           5/25/2036             2,405,791
Credit Suisse Mortgage Capital Certificates Series 2006-C3
Class A3                                                           2,850,000       5.828        6/15/2038 (a)           2,849,430
Greenwich Capital Commercial Funding Corp. Series 2006-GG7
Class A4                                                           1,500,000       6.11           6/10/2016             1,501,743
JPMorgan Chase Commercial Mortgage Securities Corp.:
   Series 2006-CB14 Class A2                                       1,400,000       5.437          12/12/2044            1,382,992
   Series 2006-CB15 Class A4                                       2,500,000       5.814        6/12/2043 (a)           2,480,975
   Series 2006-LDP7 Class A4                                       2,000,000       5.876        4/15/2045 (a)           1,997,000
JPMorgan Mortgage Trust Series 2005-A2 Class 4A1                   4,364,896       5.209        4/25/2035 (a)           4,189,637
LB-UBS Commercial Mortgage Trust Series 2004-C6 Class A3           5,000,000       4.547          8/15/2029             4,764,201
Residential Funding Mortgage Security I:
   Series 2006-S1 Class IA5                                        1,677,000       5.25           1/25/2036             1,638,557
   Series 2006-S3 Class A2                                         1,952,000       5.50           3/25/2036             1,821,359
Wells Fargo Mortgage Backed Securities Trust, Series
2005-13 Class A1                                                   2,838,903      5.00            11/25/2020            2,751,612

Total Non-Government Agency Mortgage-Backed Securities (Cost--$31,404,642)--13.2%                                      31,076,698




        Beneficial
          Interest
Short-Term Securities--8.3%

      $  8,291,146    Merrill Lynch Liquidity Series, LLC Cash Sweep Series I, 4.78% (b)(d)                             8,291,146
        11,247,500    Merrill Lynch Liquidity Series, LLC Money Market Series, 5.22% (b)(c)(d)                         11,247,500

Total Short-Term Securities (Cost--$19,538,646)--8.3%                                                                  19,538,646

Total Investments (Cost--$253,289,891)--105.3%                                                                        247,691,099


         Number of
         Contracts    Options Written
Call Options Written--(0.0%)

             2,300    FNMA, expiring July 2006 at USD 94.468, Broker Royal Bank of Scotland Group Plc                       (230)
             2,800    FNMA, expiring July 2006 at USD 96.875, Broker Royal Bank of Scotland Group Plc                       (280)
             1,850    FNMA, expiring July 2006 at USD 99.14, Broker JPMorgan Chase Bank                                     (185)
               6++    Pay fixed rate of 5.56% and receive a floating rate based on 3-month LIBOR,
                         expiring July 2006, Broker Lehman Brothers Special Finance (f)                                   (5,088)
               7++    Pay a fixed rate of 5.577% and receive a floating rate based on 3-month LIBOR,
                         expiring July 2006, Broker Credit Suisse First Boston International (f)                          (6,890)
              11++    Pay fixed rate of 5.58% and receive a floating rate based on 3-month LIBOR,
                         expiring July 2006, Broker Lehman Brothers Special Finance (f)                                   (6,985)
               2++    Pay a fixed rate of 5.65% and receive a floating rate based on 3-month LIBOR,
                         expiring July 2006, Broker Credit Suisse First Boston International (f)                          (4,160)
               1++    Pay fixed rate of 5.722% and receive a floating rate based on 3-month LIBOR,
                         expiring July 2006, Broker Lehman Brothers Special Finance (f)                                   (5,448)
           300,000    U.S. Treasury Notes, expiring July 2006 at USD 99.71, Broker Lehman Brothers Special Finance          (300)
            70,000    U.S. Treasury Notes, expiring July 2006 at USD 99.812, Broker Lehman Brothers Special Finance          (70)
           180,000    U.S. Treasury Notes, expiring July 2006 at USD 99.851, Broker Lehman Brothers Special Finance         (180)
           150,000    U.S. Treasury Notes, expiring July 2006 at USD 100.77,  Broker Greenwich Capital Markets              (150)

Total Options Written (Premiums Received--$548,156)--(0.0%)                                                              (29,966)

Total Investments, Net of Options Written (Cost--$252,741,735*)--105.3%                                               247,661,133
Liabilities in Excess of Other Assets--(5.3%)                                                                        (12,379,488)
                                                                                                                   --------------
Net Assets--100.0%                                                                                                 $  235,281,645
                                                                                                                   ==============


ENHANCED GOVERNMENT FUND, INC.                                    JUNE 30, 2006



Schedule of Investments (concluded)                           (in U.S. dollars)


  * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of June 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $   252,741,735
                                                    ===============
    Gross unrealized appreciation                   $       544,129
    Gross unrealized depreciation                       (5,624,731)
                                                    ---------------
    Net unrealized depreciation                     $   (5,080,602)
                                                    ===============


 ** Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

 ++ One contract represents a notional amount of $1,000,000.

(a) Floating rate security.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net              Interest
    Affiliate                                   Activity            Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                     $   6,370,896       $138,273
    Merrill Lynch Liquidity Series, LLC
       Money Market Series                     $(25,136,250)       $  7,737


(c) Security was purchased with the cash proceeds from securities loans.

(d) Represents the current yield as of 6/30/2006.

(e) Security, or a portion of security, is on loan.

(f) This European style swaption, which can be exercised only on the expiration date, represents a standby commitment whereby the writer of the option is obligated to enter into a predetermined interest rate swap contract upon exercise of swaption.

(g) Represents the interest-only portion of a mortgage-backed security.


  o Financial futures contracts sold as of June 30, 2006 were as follows:


    Number of                     Expiration        Face        Unrealized
    Contracts      Issue             Date          Value       Depreciation

      15        10-Year U.S.      September
               Treasury Note         2006        $1,564,416     $  (8,475)


    See Notes to Financial Statements.



Portfolio Information as of June 30, 2006


                                               Percent of
                                                 Total
Asset Mix                                     Investments

Government Agency Mortgage-Backed
  Securities                                      55.7%
Government & Agency Obligations                   23.9
Non-Government Agency
  Mortgage-Backed Securities                      12.5
Other*                                             7.9

 * Includes portfolio holdings in options written and short-term investments.



ENHANCED GOVERNMENT FUND, INC.                                    JUNE 30, 2006


Statement of Assets, Liabilities and Capital

As of June 30, 2006
Assets

       Investments in unaffiliated securities, at value (including securities loaned
       of $10,824,220) (identified cost--$233,751,245)                                                            $   228,152,453
       Investments in affiliated securities, at value (identified cost--$19,538,646)                                   19,538,646
       Cash on deposit for financial futures contracts                                                                      9,750
       Receivables:
           Interest                                                                            $     1,623,082
           Securities lending                                                                              903
           Principal paydowns                                                                              575          1,624,560
                                                                                               ---------------
       Other assets                                                                                                        31,574
                                                                                                                  ---------------
       Total assets                                                                                                   249,356,983
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                       11,247,500
       Options written, at value (premiums received--$548,156)                                                             29,966
       Bank overdraft                                                                                                     198,388
       Payables:
           Securities purchased                                                                      2,036,469
           Dividends to shareholders                                                                   392,804
           Investment adviser                                                                          153,814
           Variation margin                                                                              6,797
           Other affiliates                                                                              2,502          2,592,386
                                                                                               ---------------
       Accrued expenses                                                                                                     7,098
                                                                                                                  ---------------
       Total liabilities                                                                                               14,075,338
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   235,281,645
                                                                                                                  ===============

Capital

       Common Stock, par value $.10 per share; 200,000,000 shares authorized                                      $     1,270,524
       Paid-in capital in excess of par                                                                               241,051,490
       Accumulated distributions in excess of investment income--net                           $   (3,570,352)
       Undistributed realized capital gains--net                                                     1,619,060
       Unrealized depreciation--net                                                                (5,089,077)
                                                                                               ---------------
       Total accumulated losses--net                                                                                  (7,040,369)
                                                                                                                  ---------------
       Total capital--Equivalent to $18.52 per share based on 12,705,236 shares of
       capital stock outstanding (market value--$17.75)                                                           $   235,281,645
                                                                                                                  ===============

       See Notes to Financial Statements.


ENHANCED GOVERNMENT FUND, INC.                                    JUNE 30, 2006


Statement of Operations

For the Six Months Ended June 30, 2006
Investment Income

       Interest (including $138,273 from affiliates)                                                              $     6,137,931
       Securities lending--net                                                                                              7,737
                                                                                                                  ---------------
       Total income                                                                                                     6,145,668
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     1,008,310
       Accounting services                                                                              41,486
       Professional fees                                                                                24,275
       Printing and shareholder reports                                                                 21,015
       Transfer agent fees                                                                              20,775
       Directors' fees and expenses                                                                     10,563
       Listing fees                                                                                      8,581
       Custodian fees                                                                                    5,689
       Pricing services                                                                                  1,662
       Other                                                                                            25,760
                                                                                               ---------------
       Total expenses                                                                                                   1,168,116
                                                                                                                  ---------------
       Investment income--net                                                                                           4,977,552
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                          (705,762)
           Futures contracts--net                                                                      105,402
           Short sales--net                                                                              2,782
           Options written--net                                                                      2,294,841          1,697,263
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                        (6,814,589)
           Futures contracts--net                                                                      (8,475)
           Options written--net                                                                        633,930        (6,189,134)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                        (4,491,871)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $       485,681
                                                                                                                  ===============

       See Notes to Financial Statements.


ENHANCED GOVERNMENT FUND, INC.                                    JUNE 30, 2006


Statements of Changes in Net Assets
                                                                                               For the Six       For the Period
                                                                                               Months Ended    October 31, 2005++
                                                                                                 June 30,       to December 31,
Increase (Decrease) in Net Assets:                                                                 2006               2005
Operations

       Investment income--net                                                                  $     4,977,552    $     1,636,810
       Realized gain--net                                                                            1,697,263            113,056
       Change in unrealized appreciation/depreciation--net                                         (6,189,134)          1,100,057
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                            485,681          2,849,923
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net                                                                      (8,893,691)        (1,291,023)
       Realized gain--net                                                                                   --          (191,259)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders       (8,893,691)        (1,482,282)
                                                                                               ---------------    ---------------

Capital Stock Transactions

       Net proceeds from issuance of Common Stock                                                           --        242,570,000
       Offering costs resulting from the issuance of Common Stock                                           --          (347,994)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from capital stock transactions                                 --        242,222,006
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease) in net assets                                                     (8,408,010)        243,589,647
       Beginning of period                                                                         243,689,655            100,008
                                                                                               ---------------    ---------------
       End of period*                                                                          $   235,281,645    $   243,689,655
                                                                                               ===============    ===============
         * Undistributed (accumulated distributions in excess of) investment income--net       $   (3,570,352)    $       345,787
                                                                                               ===============    ===============

        ++ Commencement of operations.

           See Notes to Financial Statements.


ENHANCED GOVERNMENT FUND, INC.                                    JUNE 30, 2006


Financial Highlights
                                                                                               For the Six       For the Period
                                                                                               Months Ended    October 31, 2005++
The following per share data and ratios have been derived                                        June 30,       to December 31,
from information provided in the financial statements.                                             2006               2005
Per Share Operating Performance

       Net asset value, beginning of period                                                    $         19.18    $         19.10
                                                                                               ---------------    ---------------
           Investment income--net**                                                                        .39                .13
           Realized and unrealized gain (loss)--net                                                      (.35)                .10
                                                                                               ---------------    ---------------
       Total from investment operations                                                                    .04                .23
                                                                                               ---------------    ---------------
       Less dividends and distributions:
           Investment income--net                                                                        (.70)              (.10)
           Realized gain--net                                                                               --              (.02)
                                                                                               ---------------    ---------------
       Total dividends and distributions                                                                 (.70)              (.12)
                                                                                               ---------------    ---------------
       Offering costs resulting from the issuance of Common Stock                                           --              (.03)
                                                                                               ---------------    ---------------
       Net asset value, end of period                                                          $         18.52    $         19.18
                                                                                               ===============    ===============
       Market price per share, end of period                                                   $         17.75    $         18.09
                                                                                               ===============    ===============

Total Investment Return++++

       Based on net asset value per share                                                              .33%+++           1.06%+++
                                                                                               ===============    ===============
       Based on market price per share                                                                1.96%+++         (8.97%)+++
                                                                                               ===============    ===============

Ratios to Average Net Assets

       Expenses                                                                                          .98%*              .94%*
                                                                                               ===============    ===============
       Investment income--net                                                                           4.20%*             3.89%*
                                                                                               ===============    ===============

Supplemental Data

       Net assets, end of period (in thousands)                                                $       235,282    $       243,690
                                                                                               ===============    ===============
       Portfolio turnover                                                                               42.48%             20.10%
                                                                                               ===============    ===============

         * Annualized.

        ** Based on average shares outstanding.

        ++ Commencement of operations.

      ++++ Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


ENHANCED GOVERNMENT FUND, INC.                                    JUNE 30, 2006



Notes to Financial Statements



1. Significant Accounting Policies:
Enhanced Government Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol EGF. The following is a summary of significant accounting policies followed by the Fund.



ENHANCED GOVERNMENT FUND, INC.                                    JUNE 30, 2006



Notes to Financial Statements (continued)


(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service.
Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.



ENHANCED GOVERNMENT FUND, INC.                                    JUNE 30, 2006



Notes to Financial Statements (continued)


* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering expenses--Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account. The Fund is required to repay the counterparty any dividends or interest received on the security sold short.

(i) Bank overdraft--The Fund recorded a bank overdraft, resulting from a timing difference of security transaction settlements.



ENHANCED GOVERNMENT FUND, INC.                                    JUNE 30, 2006



Notes to Financial Statements (concluded)


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services the Fund pays a monthly fee at an annual rate of .85% of the Fund's average daily net assets.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM. For the six months ended June 30, 2006, MLIM, LLC received $2,805 in securities lending agent fees.

For the six months ended June 30, 2006, the Fund reimbursed FAM $2,461 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, ML & Co., MLIM, and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended June 30, 2006 were $100,151,597 and $105,495,252, respectively.

Transactions in options written for the six months ended June 30, 2006 were as follows:


                                           Number of           Premiums
                                           Contracts++         Received

Outstanding call options written,
   beginning of period                         9,350    $       688,822
Options written                            3,535,957          3,460,050
Options expired                          (2,672,105)        (2,695,369)
Options closed                             (166,225)          (905,347)
                                      --------------    ---------------
Outstanding call options written,
   end of period                             706,977    $       548,156
                                      ==============    ===============

 ++ Some contracts include a notional amount of $1,000,000.


4. Capital Share Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock. Shares issued and outstanding during the six months ended June 30, 2006 remained constant and during the period October 31, 2005 to December 31, 2005 increased by 12,700,000 from shares sold.


5. Subsequent Event:
The Fund paid an ordinary income dividend in the amount of $.116667 per share on July 31, 2006 to shareholders on record on July 21, 2006.


6. Change in Independent Registered Public Accounting Firm:
Effective August 28, 2006, Ernst & Young LLP ("E&Y") resigned as Independent Registered Public Accounting Firm of the Fund.

E&Y's report on the financial statements of the Fund for the past five fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for the two most recent fiscal years and through June 30, 2006 (1) there were no disagreements with E&Y on any matter of accounting principle or practices, financial statement disclosure or auditing scope or procedure, whereby such disagreements, if not resolved to the satisfaction of E&Y, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years; and (2) there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Fund engaged Deloitte & Touche LLP as the Fund's Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2006.



ENHANCED GOVERNMENT FUND, INC.                                    JUNE 30, 2006



Disclosure of Investment Advisory Agreement


Activities and Composition of the Board of Directors

All but one member of the Board of Directors of the Fund is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Chair of the Board is an independent director. New director nominees are chosen by a Nominating Committee comprised entirely of independent directors. All independent directors also are members of the Board's Audit Committee, and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. Independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreements--Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties;
(c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and the Fund's compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Investment Advisory Agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information concerning the Fund's performance; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreements and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other funds under a similar investment mandate. The Board also considers other matters it deems important to the approval process, such as payments made to the Investment Adviser or its affiliates in connection with services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each member of the Board attributed different weights to the various items considered.


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement in May 2006, the independent directors' and the Board's review included the following:



ENHANCED GOVERNMENT FUND, INC.                                    JUNE 30, 2006



Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. The Board compared Fund performance to the performance of a relevant index or combination of indexes. The Board noted, however, that the closed-end nonleveraged general U.S. government funds included in the Lipper information were not truly comparable since these funds do not utilize the Fund's strategy of writing call options. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years, or a shorter period in the case of a fund that has been in existence less than five years. The Board noted that the Fund only recently commenced operations (on October 31, 2005). The Board concluded that the nature and quality of the services and the Fund's performance thus far supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's taxable fixed income investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio managers and noted that each of Messrs. Frank Viola and Thomas Musmanno, the Fund's portfolio managers, have over 10 years' experience investing in fixed income securities and in selecting and managing derivative investments. Moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds considered comparable by Lipper. It also compares the Fund's total expenses to those of other comparable funds. However, the Board noted that no truly comparable funds were included in the Lipper information and that the Investment Adviser had advised the Board that it had no other comparable accounts with similar investment mandates. The Board also noted that as a result of the Fund's strategy of writing call options, management of the Fund's portfolio is more complex than management of a more traditional portfolio of fixed income securities. The Board concluded that the Fund's management fee rate and over-all expense ratio are reasonable.

Profitability--The Board considers the cost of the services provided to the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board concluded that the profits of the Investment Adviser and its affiliates are reasonable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Because the Fund is a closed-end fund, the Board concluded that the assets of the Fund are unlikely to increase significantly and that the current advisory fee appropriately reflects any economies of scale. The Board determined that the management fee structure was reasonable and that no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, the entire Board of the Fund, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



ENHANCED GOVERNMENT FUND, INC.                                    JUNE 30, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 10, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 10, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

* that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;



ENHANCED GOVERNMENT FUND, INC.                                    JUNE 30, 2006



* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

* that the Board had earlier performed an initial review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees to be paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represented reasonable compensation to the Investment Adviser in light of the services to be provided, the expected costs to the Investment Adviser of providing those services, potential economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.


Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meeting to consider the initial approval of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the expected fees and expenses of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information on the Fund's portfolio management team and investment strategies to be used by the Fund; and (c) information on the payments expected to be received by the Investment Adviser and its affiliates from the Fund.

In their deliberations, the directors considered information received in connection with their initial consideration of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.



ENHANCED GOVERNMENT FUND, INC.                                    JUNE 30, 2006



Disclosure of New Investment Advisory Agreement (continued)


Nature, Quality and Extent of Services Provided--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board will attach more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund. The directors considered BlackRock's advice as to proposed changes in portfolio management personnel of the Fund after the closing of the Transaction.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good as or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability--It was noted that, in conjunction with their initial consideration of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's expected fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.



ENHANCED GOVERNMENT FUND, INC.                                    JUNE 30, 2006



In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors noted that in conjunction with their initial deliberations concerning the Current Investment Advisory Agreement, they had determined that the expected total fees for advisory and administrative services for the Fund were reasonable in light of the services to be provided. It was noted that in conjunction with their initial consideration of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's expected fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their initial approval of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any fall-out benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance--The directors considered investment performance for the Fund. The directors compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board will attach more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.



ENHANCED GOVERNMENT FUND, INC.                                    JUNE 30, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Conclusion--After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Subadvisory Agreement--Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also considered and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Subadvisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. The Board also considered in conjunction with the Contingent
Subadvisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.


ENHANCED GOVERNMENT FUND, INC.                                    JUNE 30, 2006


Officers and Directors


Robert C. Doll, Jr., President and Director
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Donald C. Burke, Vice President and Treasurer
Thomas Musmanno, Vice President
Frank Viola, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
The Bank of New York
101 Barclay Street--11 East
New York, NY 10286


NYSE Symbol
EGF


ENHANCED GOVERNMENT FUND, INC.                                    JUNE 30, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Enhanced Government Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Enhanced Government Fund, Inc.


Date: August 23, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Enhanced Government Fund, Inc.


Date: August 23, 2006


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Enhanced Government Fund, Inc.


Date: August 23, 2006